UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

GEO POINT RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(4)	Proposed maximum aggregate value of transaction

(5)	Total fee paid

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Geo Point Resources, Inc.

30 North Gould Street, Suite R,

Sheridan, WY 82801

(307) 220-3226

TO THE STOCKHOLDERS OF GEO POINT RESOURCES, INC.:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of Common Stock, par value $0.001 per share (“Common Stock”) of Geo Point Resources, Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below taken by unanimous written consent of the board of directors of the Company and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Amend our articles of incorporation (the “Articles”), to change our corporate name from Geo Point Resources, Inc. to TORtec Group Corporation (the “Name Change”); and

2.

Amend our Articles to increase our authorized Common Stock from 100,000,000 shares to 200,000,000 shares, $0.001 par value per share, which shares shall be issuable on such terms and conditions as the Board of Directors may determine from time to time (the “Share Increase”).

The Name Change and Share Increase are hereinafter collectively referred to as the (“Amendments”).  The purpose of this Information Statement is to notify our stockholders that on January 8, 2018 a small group of stockholders collectively holding in excess of a majority of the voting power of our issued and outstanding shares of capital stock executed a written consent approving the Amendments. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Amendments will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Amendments under Nevada law and the Company’s articles of incorporation and bylaws, each as amended and/or restated. As a result, no further action by any other stockholder is required to approve the Amendments and we have not and will not be soliciting your approval of the Amendments. Notwithstanding, the holders of our Common Stock of record at the close of business on January 8, 2018 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of January 8, 2018 on or about August __, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By: Order of the Board of Directors,

By:	/s/ Stephen H. Smoot
Stephen H. Smoot
President and Chief Executive Officer August __, 2018

Geo Point Resources, Inc.

30 North Gould Street, Suite R

Sheridan, WY 82801

(307) 220-3226

August __, 2018

INFORMATION STATEMENT

SUMMARY SHEET

●	Proposal 1 – Amendment of Our Articles to Change Our Corporate Name Page 3

●	Proposal 2 - Amendment of Our Articles to Increase Our Authorized Common Stock Page 4

●	Summary of Acquisition of TORtec Group Page 8

●	Financial Statements of TORtec Group Exhibit B

●	Unaudited Proforma Financial statements of the Company and TORtec Group Exhibit C

●	Information Concerning TORtec Group Page 10

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be mailed on or about August __, 2018 to the stockholders of record, as of January 8, 2018 (the “Record Date”), of Geo Point Resources, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of certain stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Our board of directors and stockholder holding a majority of our voting power took action by written consent to approve the following actions:

1.	Amend our articles of incorporation (the “Articles”), to, change our corporate name from Geo Point Resources, Inc. to TORtec Group Corporation (the “Name Change”); and

2.

Amend our Articles to increase the number of our authorized Common Stock from 100,000,000 shares to 200,000,000 shares, $0.001 par value per share, which such shares shall be issuable on such terms and conditions as the Board of Directors may determine from time to time (the “Share Increase”).

The Name Change and Share Increase are hereinafter collectively referred to as the (the “Amendments”).

On January 8, 2018 our board of directors unanimously approved the Amendments. Subsequent to our board of directors’ approval of the Amendments, the holders of a majority of the voting power of our voting stock, on January 8, 2018 approved, by written consent, the Amendments. Information concerning the consenting stockholders which collectively own approximately 59.4% of our outstanding voting stock is as follows:

Shareholder Name and Affiliation	Type of Stock	Shares Beneficially Held	No. of Votes	Percent of Total Votes

Franc Smidt	Common	18,000,000	18,000,000	18.00%

MTM Center GmbH	Common	13,500,000	13,500,000	13.50%

TOR Biologos GmbH	Common	13,500,000	13,500,000	13.50%

Irina Kochetkova	Common	4,500,000	4,500,000	4.50%

Mikhail Lvov	Common	9,900,000	9,900,000	9.90%

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect that the Name Change and Share Increase will be effective on or about [__________________], 2018.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date, are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized capital stock, par value $0.001 per share, consisted of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

As of the Record Date, there were issued and outstanding 100,000,000 shares of Common Stock held by approximately 120 holders of record and 0 shares of Preferred Stock.

Holders of our Common Stock are entitled to one vote per share. Our Board of Directors has the right to establish whether the any shares of Preferred Stock, or any class or series thereof, has voting rights in addition to the voting rights provided by law, and the terms and conditions of such voting rights. No such voting rights have yet been established for our Preferred Stock.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the action described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the action described in this Information Statement.

The action described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized capital stock, par value $0.001 per share, consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.  As of the Record Date, there were issued and outstanding 100,000,000 shares of Common Stock held by approximately 120 holders of record 0 shares of Preferred Stock. Each share of Common Stock is entitled to one vote per share.  Our Board of Directors has the right to establish whether the any shares of Preferred Stock, or any class or series thereof, has voting rights in addition to the voting rights provided by law, and the terms and conditions of such voting rights. No such voting rights have yet been established for our Preferred Stock.

PROPOSAL 1

AMENDMENT OF OUR ARTICLES TO CHANGE OUR CORPORATE NAME

BACKGROUND AND PURPOSE OF THE NAME CHANGE

General

Our board of directors and our stockholders representing a majority of the voting power of our capital stock, have taken action by written consent to authorize our board of directors to effect the Amendments. Our board of directors has discretion to abandon the Amendments prior to its effectiveness.

Reasons for Proposed Name Change

Our board of directors’ primary reason for approving and recommending the Name Change is part of our rebranding and marketing efforts focused on our proposed mineral, mining, biotechnology, micro pulverization and material composites business that we have been pursuing since our acquisition of Tortec Group on December 4, 2017.

Potential Effects of Proposed Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company.

The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the name change. Stockholders will not be requested to surrender for exchange any stock certificates they hold. On and after the effective date of the Name Change, the stock certificates representing the pre-Amendment shares will continue to be valid. Following the effective date of the Amendments, newly issued stock certificates bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Share Increase required a majority of our outstanding voting capital stock. As discussed above, the consenting stockholders have consented to the Name Change.

PROPOSAL II

AMENDMENT OF OUR ARTICLES TO INCREASE OUR AUTHORIZED

COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 100,000,000 TO 200,000,000 SHARES

On January 8, 2018, our board of directors and stockholders collectively holding a majority of our voting power approved the Share Increase, which will have the effect of increasing our authorized capital stock, par value $0.001 per share, from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be Common Stock (the “Common Stock”), 10,000,000 shares shall be Preferred Stock (the “Preferred Stock”). The shares of Common Stock do not have preemptive rights.

Reasons for Proposed Share Increase

Having an increased number of authorized but unissued shares of our capital stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. In addition, the additional shares of Common Stock will allow us to issue such shares in connection with the conversion of certain convertible debt and equity instruments, such as convertible debentures and convertible Preferred Stock. The shares of both Common and Preferred Stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. We have no obligation to issue any Preferred or Common shares at the present time.  There are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the Preferred shares or the Common shares to acquire another company or its assets or for any other corporate purpose stated, except as described immediately hereafter.  The Company plans to seek to raise additional equity capital either through a public or private offering of the Company’s Common shares during 2018, although the terms of any such offering have not yet been established. In connection with the anticipated continued growth of our business, our board of directors believes it is in our best interests to increase the number of authorized shares of capital stock and Common Stock. The additional capital stock can provide flexibility in structuring the terms of any future agreements, as well as any future financing and recapitalization efforts.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of Common or Preferred Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of Common or Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of Common Stock and/or to designate one or more series or classes of Preferred Stock for issuance could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Common or Preferred Stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Share Increase was not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

To the extent that the increase in the number of authorized shares may have anti-takeover effects, the Share Increase, when effected, may encourage persons seeking to acquire us to negotiate directly with our board of directors, enabling our board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

Our board believes that it is advisable and in the best interests of our company to have available authorized but undesignated shares of Preferred Stock in an amount adequate to provide for our future needs. The designation of one or more classes or series of Preferred Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of Preferred Stock in connection with any financing.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Share Increase required a majority of our outstanding voting capital stock. As discussed above, the consenting stockholders have consented to the Share Increase.

Procedure for Effecting the Amendment

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. The Amendment will be filed with the Nevada Secretary of State. However, because the Common Stock is quoted on the OTC Bulletin Board, the Name Change requires processing by the Financial Industry Regulatory Authority (“FINRA”), as well, pursuant to Rule 10b-17 of the Exchange Act in order for the Name Change to be recognized in the market for trading purposes. We expect to receive FINRA’s clearance prior to the expiration of the 20-day waiting period under Rule 14c-2, and we expect that the Name Change and Share Increase will be effective on or about [__________________], 2018.

Accounting Matters

The proposed Amendment will not affect the par value of our Common Stock. As a result, at the effective time of the Amendment, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

 Certain Federal Income Tax Consequences of the Authorized Share Increase

The will be no material U.S. federal income tax consequences of the Amendment to holders of our Common Stock.

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION

To effect the Name Change and Share Increase, we will amend our Articles. The form of the proposed Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A, and once effective, will amend the Articles to change our corporate name to TORtec Group Corporation and increase our authorized Common Stock, par value $0.001 per share from 100,000,000 shares to 200,000,000 shares.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of January 8, 2018, by the following persons:

●	Each person who is known to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock,

●	Each of our named executive officers (as defined in Item 402 of Regulation S-K) and directors, and

●	All of our directors and executive officers as a group.

Unless otherwise indicated, the business address of each person listed is in care of TORtec Group,30 North Gould Street, Suite R, Sheridan, WY 82801 . The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse.

As of January 8, 2018, there were 100,000,000 shares of Common Stock issued and outstanding, held by approximately 120 holders of record and 0 shares of A Preferred Stock issued and outstanding.

On June 13, 2012, the Company filed Articles of Incorporation (the “Articles”). Article V of the Articles sets the aggregate number of shares of capital stock which the Company is authorized to issue at 110,000,000 shares, of which 100,000,000 shares were designated Common Stock, par value $.001 per share (the “Common Stock”) and 10,000,000 shares were designated Preferred Stock, par value $.001 per share (the “Preferred Stock”).

Name and Address

     Common Stock

         Percent of

of Beneficial Owner

Beneficial Ownership

Class

Named Executive Officers and Directors

Franc Smidt

18,000,000

18.0%

Papur 25, b.33

Bistritsa/Malinova dolina

1756, Sofia, Bulgaria

Stephen H. Smoot

                  0

  0.0%

P.O. Box 111

Smoot, WY  83126

Alex Schmidt (2)

13,635,000

13.6%

Flat 108, Leonidou 10

Livadia (Larnaca), Cyprus 7060

Irina Kochetkova (4)

   4,833,334

  4.8%

Kutuzovskiy Prospect 41, Fl. 122

Moscow, Russian Federation 121170

Jeffrey R. Brimhall

  0

   0.0%

3500 Pine Valley Road

Woodland, UT  84036

All Officers and Directors as a Group

36,468,334

36.5%

5% Stockholders

Franc Smidt (5)

18,000,000

18.0%

Papur 25, b.33

Bistritsa/Malinova dolina

1756, Sofia, Bulgaria

MTM Center GmbH (5)

13,500,000

13.5%

Feringastrasse 6, Unterfohring

85774 Muttenz, Switzerland

TOR Biologos GmbH

13,500,000

13.5%

Rothausstrasse 61

4132 Muttenz, Switzerland

Maksim Goncharenko (3)

13,365,000

13.4%

Aviatcionnaya Street 79-29

Moscow, Russian Federation 123182

Mikhail Lvov

  9,900,000

   9.9%

Leningradskiyprospekt 75, Bld. 1B, Fl. 452

Moscow, Russian Federation, 12057

Capital Vario CR S.A.

  8,687,911

   8.7%

c/o Arcelio Hernandez Mussio, Esq.

Aves. 2 & 6, Calle 17, N. 233

San Jose, Costa Rica

Platino Aventuras Internacionales S.A.

  7,042,500

   7.0%

c/o Arcelio Hernandez Mussio, Esq.

Aves. 2 & 6, Calle 17, N. 233

San Jose, Costa Rica

Sorensen Family Trust dated 12/3/1994

  7,042,500

   7.0%

708 Cherapple Circle

Orem, Utah 84097

Mayrbek Artsuev

  5,400,000

   5.4%

Osenniy Boulevard 5, Building 3, Ap. 882

Moscow, Russian Federation, 121609

(1)

Calculated in the basis of 100,000,000 issued and outstanding shares of Common Stock as of January 8, 2018.  Holders of our Common Stock are entitled to one (1) vote per share.

(2)

Mr. Schmidt owns 51% of MTM Center GmbH which owns directly 13,500,000 shares of Common Stock.  Mr. Schmidt beneficially owns 6,885,000 of those shares, and disclaims beneficial ownership of the other 6,615,000 shares.  Mr. Schmidt owns 50% of TOR Biologos GmbH which also owns 13,500,000 shares of Common Stock.  Mr. Schmidt beneficially owns 6,750,000 of those shares, and disclaims beneficial ownership of the other 6,750,000 shares of Common Stock.  Mr. Schmidt is CEO and Director of TOR Biologos GmbH, and has sole voting power over the 13,500,000 shares of stock owned directly by TOR Biologos GmbH.  He has no voting power over the shares of Common Stock held by MTM Center GmbH.

(3)

Mr. Goncharenko owns 49% of MTM Center GmbH which owns directly 13,500,000 shares of Common Stock.  Mr. Goncharenko beneficially owns 6,615,000 of those shares, and disclaims beneficial ownership of the other 6,885,000 shares.  Mr. Goncharenko owns 50% of TOR Biologos GmbH which owns 13,500,000 shares of Common Stock.  Mr. Goncharenko beneficially owns 6,750,000 of those shares, and disclaims beneficial ownership of the other 6,750,000 shares of Common Stock.  Mr. Goncharenko has no voting power over the shares of common stock held by TOR Biologos GmbH or by MTM Center GmbH.  Mr. Goncharenko was a director of the Company on January 8, 2018 when the shareholder approval was obtained, but he resigned on July 3, 2018.

(4)

Irina Kochetkova directly owns 4,500,000 shares of Common Stock.  She indirectly owns 330,334 shares of Common Stock which are owned directly by Petroleum Group Services Limited, a Trust.

(5)

Franc Smidt has voting control over the 13,500,000 shares of Common Stock held by MTM Center GmbH as the Managing Director of MTM Center GmbH, but he disclaims beneficial ownership of those shares since he is not an owner of MTM Center GmbH.  Mr. Smidt holds 18,000,000 shares of Common Stock directly in his name.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

The Company’s Common Stock is quoted on the OTC Bulletin Board and has traded under the symbol “GCNG”. Our stock has been thinly traded and there can be no assurance that a liquid market for our Common Stock will ever develop.

The following table sets forth the range of high and low closing bid prices for our Common Stock for the periods indicated. The information reflects inter-dealer prices, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Fiscal Year Ended March 31, 2017	Low	High
April 1 through June 30, 2016	$0.60	$0.60
July 1 through September 30, 2016	0.60	0.60
October 1 through December 31, 2016	0.60	0.60
January 1 through March 31, 2017	0.60	0.60
Fiscal Year Ended March 31, 2018
April 1 through June 30, 2017	$0.60	$0.60
July 1 through September 30, 2017	0.60	0.60
October 1 through December 31, 2017	0.60	0.60
January 1 through March 31, 2018	0.60	0.60
Fiscal Year Ending March 31, 2019
April 1 through June 30, 2018	$0.60	$0.60

As of the Record Date, we had approximately 120 record holders of our Common Stock. The last sale price of our Common Stock as reported on the OTC Bulletin Board was $0.60 on January 8, 2017.

Dividend Policy

We have never declared or paid cash dividends on our Common Stock. We currently intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.

Equity Compensation Plan Information

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

SUMMARY OF ACQUISITION OF TORTEC GROUP

On November 22, 2017, the Company entered into a Share Exchange Agreement (the “Agreement”) with TORtec Group, a Wyoming corporation (“TORtec”) and all of the shareholders of TORtec, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of TORtec.  The acquisition of TORtec by the Company was successfully consummated on December 4, 2017.

Under the terms of the Agreement, a total of 90,000,000 shares of the Company’s restricted common stock were issued to the seventeen TORtec shareholders as consideration in exchange for all 10,000,000 issued and outstanding shares of TORtec common stock being transferred to the Company, making TORtec a wholly-owned subsidiary of the Company.  As a result, the TORtec shareholders collectively own ninety percent (90.0%) of the Company’s issued and outstanding shares of common stock immediately following the acquisition. The terms of the acquisition were negotiated in an arm’s length transaction between the Company and TORtec.

The 90,000,000 shares of common stock issued to the shareholders of TORtec were issued in reliance on one or more exemptions from securities registration.  Each shareholder to whom shares were issued represented to the Company that the shares of the Company being acquired were being acquired for its own account and for investment purposes and not with a view to the public resale or distribution of such shares and each stockholder has further acknowledged that the shares issued were not registered under the Securities Act and are "restricted securities" as that term is defined in SEC Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The shares were issued in reliance on the exemption provided in Section 4(2) of the Securities Act, SEC Rule 506 or SEC Regulation S, and stock certificates representing those shares of the Company will contain an appropriate restricted legend.

As part of the Closing of the acquisition, the Company’s then sole director (William C. Lachmar) elected Franc Smidt, Alex Schmidt, Maksim Goncharenko, Jeffrey R. Brimhall, Stephen H. Smoot, and Irina Kochetkova to the Company’s Board of Directors before resigning as an officer and director of the Company.  The following persons were then elected as officers of the Company: Franc Smidt – Chairman of the Board of Directors, Stephen H. Smoot - President and CEO, Alex Schmidt – Vice President, and Irina Kochetkova – Secretary and Treasurer.  Jeffrey R. Brimhall resigned as an officer of the Company but has been appointed to serve as a director.

The Company’s two proposals (name change and increase in the number of authorized shares of our common stock) are not (and were not) required to acquire TORtec.  As mentioned above, the acquisition of TORtec was successfully consummated on December 4, 2017.  However, our board of directors’ primary reason for approving and recommending the Name Change is part of our rebranding and marketing efforts focused on our proposed mineral, mining, biotechnology, micro pulverization and material composites business that we have been pursuing since our acquisition of Tortec on December 4, 2017.  The Company’s acquisition of TORtec resulted in the Company issuing all of the remaining authorized shares of the Company’s common stock.  The Company’s second proposal (to increase the number of the Company’s authorized common stock shares) will allow the Company’s Board of Directors to issue some or all of the additional authorized common shares for any proper purpose without having to seek shareholder approval.

There were no federal or state regulatory requirements or approvals necessary to complete the acquisition.  The name, complete mailing address and telephone numbers of the principal executive offices of both the Company and TORtec Group are as follows:

Geo Point Resources, Inc.

30 North Gould Street, Suite R,

Sheridan, WY 82801

(307) 220-3226

TORtec Group

30 North Gould Street, Suite R,

Sheridan, WY 82801

(307) 220-3226

FINANCIAL STATEMENTS OF TORTEC GROUP

The audited financial statements of TORtec Group as of September 30, 2017, and for the period from TORtec Group’s inception on September 8, 2017 to September 30, 2017 are attached hereto as Exhibit B.

TORTEC GROUP MANAGEMENT’S DISCUSSION AND ANALYSIS

 OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

When used in this section of the Information Statement, the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” and similar expressions are intended to identify forward-looking statements regarding events, conditions, and financial trends that may affect future plans of operations, business strategy, operating results, and financial position.  Persons are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and actual results may differ materially from those included within the forward-looking statements as a result of various factors.

Future results and shareholder values may differ materially from those expressed in these forward-looking statements.  Many of the factors that will determine these results and values are beyond our ability to control or predict.  We may be required to update these forward-looking statements from time to time as circumstances change; however, we undertake no duty to do so.

Plan of Operation

Tortec Group intends to focus its efforts on the TOR-technology business described below, and is waiting for the delivery of the Tornado M machine in July 2018.

Results of Operations

Period Ended September 30, 2017

During the period from inception on September 8, 2017 to September 30, 2017, we had no revenues.

During the period from inception on September 8, 2017 to September 30, 2017, general and administrative expenses (including stock based compensation of $591,500) was $591,500 and impairment of license was $500,000, resulting in total operating expenses (and an operating loss) of $1,091,500.  The net loss for the period from inception on September 8, 2017 to September 30, 2017 was $1,091,500.

Since TORtec Group was only formed on September 8, 2017, there is no prior period to which results can be compared.

Liquidity and Capital Resources

Current assets at September 30, 2017 were $470,000 which was all in cash, and we had no current liabilities.  At September 30, 2017 we had a working capital of $470,000.

Capital Resources

During the period from inception on September 8, 2017 to September 30, 2017, we did not use any cash in operations, and we received $470,000 cash from financing activities from the sale of common stock.

TORtec Group intends to fund future operations for the next 12 months through current cash on hand, and cash flows generated from future operations once the Tornado M machine arrives.  If these cash flows are not sufficient to fund operations, we may be required to raise capital through either a debt or equity financing. Currently, we cannot provide assurance that such financing will be available to us on favorable terms, or at all.  If, after utilizing the existing sources of capital available to us, further capital needs are identified and if we are not successful in obtaining the required financing, we may be forced to curtail our existing or planned future operations.  We believe our plans will enable us to continue our current operations for a period in excess of one year from the date of our most recent balance sheet.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements for the period from inception on September 8, 2017 to September 30, 2017.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF THE COMPANY AND TORTEC GROUP

The unaudited pro forma financial statements of the Company and TORtec Group as of September 30, 2017, and for the six month period ended September 30, 2017 are attached hereto as Exhibit C.

INFORMATION CONCERNING TORTEC GROUP

History and Brief Description of Business

TORtec Group ("TORtec") was incorporated in the State of Wyoming on September 8, 2017.  Prior to the acquisition by the Company on December 4, 2017, TORtec Group was a privately held company with seventeen shareholders, and was not subject to the reporting requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934.  It had no public trading market of any kind for its securities.

On September 9, 2017, TORtec entered into General Agreement No. US-17 on cooperation and joint activities on commercialization of TOR-technologies, introduction of new productions, products and services in the markets of North, Central and South America (the “Exclusive License Agreement”) with the parties that invented the TOR-technology.  The Exclusive License

Agreement grants to TORtec an exclusive license to utilize the technology for certain purposes throughout North, Central and South America.

On June 18, 2018, TORtec Group entered into License Agreement No. W-1/18 with Forschunginstitut GmbH pursuant to which it was granted a license to use the TOR technology and the utility model “Tornado” documentation for certain purposes, for which TORtec Group paid an initial royalty of 30,000 Euros, and agreed to pay an annual royalty equal to 10% of any after tax profit received by TORtec Group (and any subsidiaries) by the year’s result.  This License Agreement expanded the licensed territory from North, Central and South America to the entire world.

On September 9, 2017, TORtec entered into an agreement with MTM Center GmbH, then a shareholder of TORtec, for the construction of a mobile machine that utilizes the TORtec technology, referred to as the Tornado M. The total purchase price is 394,000 Euros ($474,159 as of September 9, 2017 date of the agreement).  On March 3, 2018 the agreement was amended to the amount of 305,535 Euros or $367,696 representing the original amount of 394,000 Euros or $474,159 less the amount of 88,465 Euros or $106,463 originally allocated to the Kaeser screw-compressor, plus the additional amount of 48,040 Euros or $57,814 in the form of prepayment for transportation and expenses of technical personnel to come to the USA to commission the mobile “TORNADO M” unit and payment in advance for an additional vortex chamber with resonating frequency rings for additional applications for the mobile “TORNADO M” unit, including transportation & insurance to Idaho.

The Company has paid the total amount of two (2) payments totaling 354,600 euros or $425,510 plus an additional payment of 30,000 Euros or $35,947 for the one-time License fee. The Company expects to receive the Tornado M machine in July 2018. The Tornado M will be used in the Company's operations.

The TOR-technology equipment is best described as a cascaded adiabatic resonance vortex mill utilizing compressed air as the energy in the system.  This proprietary technology includes the ability to size and classify material processed by elemental composition and specific gravity.  In some cases, the quality and composition of the materials and liquids processed are new.  This TOR-technology has the potential to influence the efficiency and quality of the micro-pulverization industry for re-mineralizing soil, conserve energy, cleanup and extract value from mining waste piles and to create new bio-products and metal-ceramic composites.

Acquisition by Geo Point Resources, Inc,

On November 22, 2017, TORtec entered into a Share Exchange Agreement (the “Agreement”). The transaction closed on December 4, 2017, with Geo Point Resources, Inc. (the "Company"), pursuant to which the Compny acquired 100% of the issued and outstanding shares of common stock of TORTec. Under the terms of the Agreement, a total of 90,000,000 shares of the Company’s common stock were issued to TORtec’s shareholders as consideration in exchange for all 10,000,000 issued and outstanding shares of TORtec’s common stock being transferred to the Company, making TORtec a wholly-owned subsidiary of the Company.  As a result, TORtec’s former shareholders collectively own ninety percent (90.0%) of the Company’s issued and outstanding shares of its common stock immediately following the acquisition.

TORtec Group Stockholder Matters

Prior to the acquisition by the Company on December 4, 2017, TORtec Group was a privately held company with seventeen shareholders, and was not subject to the reporting requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934. It had no public trading market of any kind for its securities.  It had 10,000,000 shares of its common stock outstanding, and no options or warrants to acquire any additional shares.  It has never paid any dividends on its common shares since its inception on September 8, 2017.  It has no shares authorized for issuance under equity compensation plans.

ADDITIONAL INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE, Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 30 North Gould Street, Suite R, Sheridan, WY 82801 or by telephoning us at (307) 220-3226.

Our principal executive office is located at 30 North Gould Street, Suite R, Sheridan, WY 82801. Our phone number is (307) 220-3226.

August __, 2018	By: Order of the Board of Directors,

	By:	/s/ Stephen C. Smoot
Stephen H. Smoot
President and Chief Executive Officer

EXHIBIT A

Articles of Amendment

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Geo Point Resources, Inc.
(to be known hereafter as TORtec Group Corporation)

2. The articles have been amended as follows: (provide article numbers, if available)

Effective as of _____________, 2018, at 8:00 a.m. Eastern Time (the "Effective Time"), the following amendments shall take effect:

Article I is amended to read as follows:
Article I - NAME
The name of the corporation (hereinafter called the "Corporation") is TORtec Group Corporation.

Article V is amended to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, but all other provisions of Article V shall remain unchanged.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59,400,000

4. Effective date and time of filing: (optional) Date: __________ Time: __________

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

EXHIBIT B

Financial Statements of TORtec Group

TORTEC GROUP

TABLE OF CONTENTS

Financial Statements as of September 30, 2017, and for the period from September 8, 2017 ("Inception") to September 30, 2017
Page
Independent Auditor's Report	1

Balance Sheet	2

Statement of Operation	3

Statement of Shareholders’ Equity	4

Statement of Cash Flows	5

Notes to the Financial Statements	6

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of TORtec Group

Opinion on the Financial Statements

We have audited the accompanying balance sheet of TORtec Group (the "Company") as of September 30, 2017, the related statement of operations, stockholders' equity (deficit), and cash flows for the period September 8, 2017 (Inception) through September 30, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2017, and the results of its operations and its cash flows for the period September 8, 2017 (Inception) through September 30, 2017, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2017

Lakewood, CO

June 22, 2018

1

TORTEC GROUP

BALANCE SHEET

AS OF SEPTEMBER 30, 2017

September 30,
2017

ASSETS
Current Assets
Cash	$ 470,000
Total Current Assets	470,000

Total Assets	$ 470,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$ -
Total Current Liabilities	-

Commitments and contingencies

Shareholders' Equity
Common stock - $0.001 par value; 100,000,000 shares authorized;
10,000,000 shares issued and outstanding	10,000
Additional paid-in capital	1,601,500
Subscriptions receivable	(50,000)
Accumulated deficit	(1,091,500)
Total Shareholders' Equity	470,000
Total Liabilities and Shareholders' Equity	$ 470,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

2

TORTEC GROUP

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

For the Period from Inception to September 30, 2017

Revenues	$ -

Operating Expenses
General and administrative (including stock based compensation of $591,500)	591,500
Impairment of license	500,000
Total Operating Expenses	1,091,500
Operating Loss	(1,091,500)
Interest expense	-
Loss before provision for income taxes	(1,091,500)
Provision for income taxes	-
Net loss	$ (1,091,500)

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

3

TORTEC GROUP

STATEMENT OF SHAREHOLDERS’ EQUITY

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Subscription Receivable	Accumulated Deficit	Total

Balance at Inception	-	$ -	$ -	$ -	$ -	$ -

Common stock issued for cash and subscription agreements	5,000,000	5,000	515,000	(50,000)	-	470,000
Common stock issued for license agreements	5,000,000	5,000	495,000	-	-	500,000
Common transferred in connection with legal and other services related to the TORTec Group, Inc. organization	-	-	216,500	-	-	216,500
Common transferred in connection with legal and other services subsequent to TORTec Group, Inc. organization	-	-	375,000	-	-	375,000
Net loss	-	-	-	-	(1,091,500)	(1,091,500)
Balance at September 30, 2017	10,000,000	$ 10,000	$ 1,601,500	$ (50,000)	$ (1,091,500)	$ 470,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

4

TORTEC GROUP

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

For the Period from Inception to September 30, 2017
Cash Flows from Operating Activities:
Net loss	$ (1,091,500)
Adjustments to reconcile net loss to net cash
from operating activities:
Common stock issued for services	591,500
Common stock issued for license	500,000
Changes in assets and liabilities:
Accounts payable and accrued liabilities	-
Net Cash Used in Operating Activities	-
Cash Flows from Financing Activities:
Proceeds from sale of common stock	470,000
Cash Flows Provided by Financing Activities:	470,000

Net Change in Cash	470,000
Cash at Beginning of Year	-
Cash at End of Year	$ 470,000

Supplement Disclosure of Cash Flow Information:
Cash paid for interest	$ -
Cash paid for income taxes	$ -

Supplement Disclosure of Non-Cash Investing and Financing Activity:
Subscription receivable	$ 50,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these financial statements.

5

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

NOTE 1 - ORGANIZATION AND OPERATIONS

TORtec Group (the “Company” or "TORtec") was incorporated in the State of Wyoming on September 8, 2017 (“Inception”).

On September 9, 2017, TORtec entered into General Agreement No. US-17 on cooperation and joint activities on commercialization of TOR-technologies, introduction of new productions, products and services in the markets of North, Central and South America (the “Exclusive License Agreement”) with the parties that invented the TOR-technology.  The Exclusive License Agreement grants to TORtec an exclusive license to utilize the technology for certain purposes throughout North, Central and South America.

The TOR-technology equipment is best described as a cascaded adiabatic resonance vortex mill utilizing compressed air as the energy in the system.  This proprietary technology includes the ability to size and classify material processed by elemental composition and specific gravity.

In some cases, the quality and composition of the materials and liquids processed are new.  This TOR-technology has the potential to influence the efficiency and quality of the micro-pulverization industry for re-mineralizing soil, conserve energy, cleanup and extract value from mining waste piles and to create new bio-products and metal-ceramic composites.

Acquisition by Geo Point Resources, Inc,

On November 22, 2017, the Company entered into a Share Exchange Agreement (the “Agreement”), the transaction closed on December 4, 2017, with Geo Point Resources, Inc. ("Geo Point"), pursuant to which the Geo Point acquired 100% of the issued and outstanding shares of common stock of the Company. Under the terms of the Agreement, a total of 90,000,000 shares of Geo Point’s common stock were issued to the Company's shareholders as consideration in exchange for all 10,000,000 issued and outstanding shares of the Company's common stock being transferred to Geo Point, making the Company a wholly-owned subsidiary of Geo Point.  As a result, the Company's shareholders collectively own ninety percent (90.0%) of Geo Points issued and outstanding shares of our common stock immediately following the acquisition.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with the accounting principles generally accepted in the United States of America and are presented in United States Dollars (“USD”) using the accrual basis of accounting.  Outlined below are those policies considered particularly significant.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. As of September 30, 2017, the Company hasn't commenced its intended operations. In addition, the Company currently has limited liquidity and has yet to generate revenues from operations. These factors cause substantial doubt about the Company's ability to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Management anticipates that the Company will be dependent, for the foreseeable future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it may be

6

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Risks and Uncertainties

The Company has a limited operating history and has not generated revenues from our planned principal operations.

The Company's business and operations are sensitive to general business and economic conditions in the U.S. and worldwide. These conditions include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets and the general condition of the U.S. and world economy. A host of factors beyond the Company's control could cause fluctuations in these conditions, including the political environment and acts or threats of war or terrorism. Adverse developments in these general business and economic conditions, including recession, downturn or otherwise, could have a material adverse effect on the Company's financial condition and the results of its operations.

The Company currently has no sales and limited marketing and/or distribution capabilities. The Company has limited experience in developing, training or managing a sales force and will incur substantial additional expenses if we decide to market any of our current and future products. Developing a marketing and sales force is also time consuming and could delay launch of our future products. In addition, the Company will compete with many companies that currently have extensive and well-funded marketing and sales operations. Our marketing and sales efforts may be unable to compete successfully against these companies. In addition, the Company has limited capital to devote to sales and marketing.

The Company's industry is characterized by rapid changes in technology and customer demands. As a result, the Company's products may quickly become obsolete and unmarketable. The Company's future success will depend on its ability to adapt to technological advances, anticipate customer demands, develop new products and enhance our current products on a timely and cost-effective basis. Further, the Company's products must remain competitive with those of other companies with substantially greater resources. The Company may experience technical or other difficulties that could delay or prevent the development, introduction or marketing of new products or enhanced versions of existing products. Also, the Company may not be able to adapt new or enhanced products to emerging industry standards, and the Company's new products may not be favorably received. Nor may we have the capital resources to further the development of existing and/or new ones.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

7

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

Fair Value Measurements

The carrying amounts reported in the accompanying financial statements for current assets and current liabilities approximate the fair value because of the immediate or short-term maturities of the financial instruments.

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 - Observable inputs such as quoted prices in active markets;

Level 2 - Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3 - Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurements. The Company reviews the fair value hierarchy classification on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

As of September 30, 2017, the Company's cash was considered a level 1 instrument. The Company does not have any level 2 and 3 instruments.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Stock-based Compensation

As of September 30, 2017, the Company has not issued any share-based payments to its employees or third-party consultants. The Company will account for stock options issued to employees and consultants under ASC 718 Compensation-Stock Compensation. Under ASC 718, share-based compensation cost to employees is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employee's requisite vesting period.

The Company will measure compensation expense for its non-employee stock-based compensation under ASC 505 Equity. The fair value of the option issued or committed to be issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The

8

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

fair value of the equity instrument is charged directly to stock-based compensation expense and credited to additional paid-in capital.

Income Taxes

The Company follows ASC 740, Income Taxes for recording the provision for income taxes. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Tax law and rate changes are reflected in income in the period such changes are enacted. The Company records a valuation allowance to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company includes interest and penalties related to income taxes, including unrecognized tax benefits, within the income tax provision.

The Company's income tax returns are based on calculations and assumptions that are subject to examination by the Internal Revenue Service and other tax authorities. In addition, the calculation of the Company's tax liabilities involves dealing with uncertainties in the application of complex tax regulations. The Company recognizes liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While the Company believes it has appropriate support for the positions taken on its tax returns, the Company regularly assesses the potential outcomes of examinations by tax authorities in determining the adequacy of its provision for income taxes. The Company continually assesses the likelihood and amount of potential adjustments and adjusts the income tax provision, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.

The Company recognizes windfall tax benefits associated with share-based awards directly to stockholders' equity only when realized. A windfall tax benefit occurs when the actual tax benefit realized by the Company upon an employee's disposition of a share-based award exceeds the deferred tax asset, if any, associated with the award that the Company had recorded. When assessing whether a tax benefit relating to share-based compensation has been realized, the Company follows the tax law ordering method, under which current year share-based compensation deductions are assumed to be utilized before net operating loss carryforwards and other tax attributes.

The Company has elected a March 31st year end and has yet to file any tax returns. There are no open tax periods nor any current tax examinations.

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (the Tax Act) was enacted into law and the new legislation contains several key tax provisions that affected us, including a one-time mandatory transition tax on accumulated foreign earnings and a reduction of the corporate income tax rate to 21% effective January 1, 2018, among others. We are required to recognize the effect of the tax law changes in the period of enactment, such as determining the transition tax, remeasuring our U.S. deferred tax assets and liabilities as well as reassessing the net realizability of our deferred tax assets and liabilities. In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. Since the Tax Act was passed late in the fourth quarter of 2017, and ongoing guidance and accounting interpretation are expected over the next 12 months, we consider the accounting of the transition tax, deferred tax re-measurements, and other items to be incomplete due to the forthcoming guidance and our ongoing

9

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

analysis of final year-end data and tax positions. The Company expects to complete its analysis within the measurement period in accordance with SAB 118.

Recently Issued Accounting Guidance

In May 2014, and later amended in August 2015, the Financial Accounting Standards Board (“FASB”) issued new Accounting Standards Update (“ASU”) regarding revenue recognition under GAAP. This new guidance will supersede nearly all existing revenue recognition guidance and is effective for public entities for annual and interim periods beginning after December 31, 2017. Early adoption is permitted for reporting periods beginning after December 15, 2016. The Company is currently evaluating the impact of this new guidance on the Company’s financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 840), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The amendments in this standard are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, for a public entity. Early adoption of the amendments in this standard is permitted for all entities and the Company must recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of this new guidance on the Company’s financial statements.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

The Company doesn't have any pending or threatened litigation.

On September 9, 2017, TORtec entered into an agreement with MTM Center GmbH, a shareholder of TORtec, for the construction of equipment utilizing the TORtec technology, referred to as the Tornado M. The total purchase price is 394,000 Euros ($464,920 as of September 30, 2017) for which as of September 30, 2017, the Company hadn't made any payments. Subsequent to September 30, 2017, the Company has made payments of approximately $472,000. The Company expects to receive the equipment between June and July 2018. The Tornado M will be used in the Company's operations.

NOTE 4 - SHAREHOLDERS' EQUITY

In May 2017, the Company issued 5,000,000 shares of common stock for subscriptions receivable of $520,000. As of September 30, 2017, subscriptions receivable were $50,000 for which was collected subsequent to September 30, 2017.

In May 2017, the Company issued 5,000,000 shares of common stock in connection with the Exclusive License Agreement discussed in Note 1. The Company valued the common stock at $500,000 based upon the sales price of the Company's common stock. The value of the common stock was expensed due to the related party nature of the transaction.

During the period ended September 30, 2017, shareholders of the Company transferred shares to various third parties for legal and other professional services performed on behalf of the Company. For services performed on or before the sale of common stock, which was approximately May 2017, the shares were valued at $0.10 per share. The price was based upon the per share price of the common stock sale. For services performed subsequent to this date, August and September 2017, the shares were valued at $1.00 per share which represented the amounts in which a shareholder sold shares of the Company's common

10

TORTEC GROUP

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 8, 2017 (INCEPTION) TO SEPTEMBER 30, 2017

stock to third parties. All amounts were expensed on the date of issuance as there were no performance criteria required.

NOTE 5 - SUBSEQUENT EVENTS

See Notes 1, 3 and 4 for disclosure of subsequent events. The Company has evaluated events subsequent to the filing date and has determined that no events, other than those disclosed above, have occurred that would materially affect the financial statements above.

11

EXHIBIT C

Unaudited Pro Forma Financial Statements of the Company and TORtec Group

INDEX

Page

Pro-Forma Financial Statements of Geo Point Resources, Inc.

Pro-Forma Condensed Combined Balance Sheet as of September 30, 2017	F-2

Pro-Forma Condensed Combined Statement of Operations for the Six Months ended September 30, 2017	F-3

Notes to unaudited Pro-Forma Condensed Combined Financial Statements	F-4

GEO POINT RESOURCES, INC.
PRO-FORMA COMBINED BALANCE SHEET
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017
(Unaudited)

	GEO POINT RESOURCES, INC.	TORTEC GROUP	Adjustments		Pro-Forma Combined
ASSETS
Current Assets
Cash	$ 11,444	$ 470,000	$ -		$ 481,444
Note receivable, net of allowance	-	-	-		-
Total Current Assets	11,444	470,000	-		481,444

Furniture and equipment, net of accumulated depreciation	54,905	-	-		54,905
Note receivable, net of allowance	-	-	-		-
Other assets	1,000	-	-		1,000
Total Assets	$ 67,349	$ 470,000	$ -		$ 537,349

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$ 11,702	$ -	$ -		$ 11,702
Short term advances	40,000	-			40,000
Total Current Liabilities	51,702	-	-		51,702

Commitments and contingencies

Preferred Stock - $0.001 par value; 10,000,000 shares authorized	-	-	-		-

Common stock - $0.001 par value; 100,000,000 shares authorized and 10,000,000 issued and outstanding; on a pro-forma basis – 100,000,000 shares authorized, 100,000,000 issued and outstanding	10,000	10,000	90,000	A	100,000
			(10,000)	B
Additional paid-in capital	843,434	1,601,500	5,119,275	A	5,962,709
			(1,601,500)	B
Subscriptions receivable	-	(50,000)	-		(50,000)
Accumulated deficit	(837,787)	(1,091,500)	(4,689,275)	A	(5,527,062)
			1,091,500	B
Total Shareholders' Deficit	15,647	470,000	-		485,647
Total Liabilities and Shareholders' Deficit	$ 67,349	$ 470,000	$ -		$ 537,349

A.  Under the terms of the acquisition agreement, a total of 90,000,000 shares of the Company’s common stock were issued to the TORtec shareholders as consideration. The entry is to record the par value of the shares and fair market value of those shares within additional paid-in capital and accumulated deficit.

B. Adjustment is to remove the historical common stock, additional paid-in capital and accumulated deficit of TORtec. The net difference relates to the $520,000 received in assets.

See accompanying notes.

GEO POINT RESOURCES, INC.
PRO-FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2017
(Unaudited)

	GEO POINT RESOURCES, INC.	TORTEC GROUP	Adjustments		Pro-Forma Combined

Sales	$ 15,223	$ -	$ -		$ 15,223
Sales – Related Party	6,890	-	-		6,890
Total Sales	22,113	-	-		22,113

Operating Expenses:
Cost of sales	2,643	-	-		2,643
General and administrative (including stock based compensation of $14,455 and $1,091,500, respectively)	92,581	1,091,500	-		1,184,081
Total Operating Expenses	95,224	1,091,500	-		1,186,724

Operating Loss	(73,111)	(1,091,500)	-		(1,164,611)

Other Income (Expense):
Gain on extinguishment of liabilities	16,070	-	-		16,070
Interest expense	(26,682)	-	-		(26,682)
Total other income (expense)	(10,612)	-	-		(10,612)

Net Loss	$ (83,723)	$ (1,091,500)	$ -		$ (1,175,223)

Net Loss Per Share:
Basic and diluted	$ (0.04)	$ -			$ (0.01)

Weighted Average Number of Common Shares:
Basic and diluted	2,254,644	-	90,000,000	A	92,254,644

A. Under the terms of the acquisition agreement, a total of 90,000,000 shares of the Company’s common stock were issued to the TORtec shareholders as consideration.

See accompanying notes.

GEO POINT RESOURCES, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On November 22, 2017, Geo Point Resources, Inc. (the "Company") entered into a Share Exchange Agreement (the “Agreement”), the transaction closed on December 4, 2017, with TORtec Group, a Wyoming corporation (“TORtec”) and all of the shareholders of TORtec, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of TORtec. Under the terms of the Agreement, a total of 90,000,000 shares of the Company’s common stock were issued to the TORtec shareholders as consideration in exchange for all 10,000,000 issued and outstanding shares of TORtec common stock being transferred to the Company, making TORtec a wholly-owned subsidiary of the Company.  As a result, the TORtec shareholders collectively own ninety percent (90.0%) of our issued and outstanding shares of our common stock immediately following the acquisition.

At the date of acquisition, TORtec's assets and liabilities were recorded at their fair market value, which was consistent with the carrying value of those assets. The consideration in excess of the net assets was expensed as an additional cost of the acquisition.. At the time of acquisition, TORtec had recently been incorporated on September 8, 2017 and didn't have significant operations for which would constitute a business. Thus, the Company treated the transaction similar to an asset purchase with no goodwill being recorded in connection with the transaction. In addition,, the historical financials will represent those of the Company's and the operations of TORtec will be included from December 4, 2017 forward. No goodwill was recorded in connection with the transactions. In addition, pro-forma financial statements haven't been provided due to the limited operations of TORtec. The Company acquired TORtec to expand its operations and felt it was a good compliment to the entering services currently provided.

The accompanying pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes in the Company’s Annual Report on Form 10-K for the year ended March 31, 2017 and the Quarterly Report on Form 10-Q for the six month period ended September 30, 2017. The unaudited pro forma combined condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had such transactions taken place at the beginning of the respective periods.

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of the Company and TORTec and the related notes thereto.

The unaudited pro forma combined condensed balance sheet was prepared assuming the transaction closed on September 30, 2017. The unaudited pro forma combined condensed statements of operations were prepared as if the acquisition had taken place at the beginning of the respective periods for the six months ended September 30, 2017.

The columns captioned “GEO POINT RESOURCES, INC.” represents the balance sheet of the Company as of September 30, 2017 and the related statement of operations for the six months ended September 30, 2017. The columns captioned “TORTEC GROUP” represent the balance sheet of TORTec Group as of September 30, 2017 and the related statements of operations for the period from September 8, 2017 to September 30, 2017.

The explanation of adjustments to the pro-forma financial statements is located on the pertaining financial statements.